                       SEVENTH AMENDMENT TO OFFICE LEASE

THIS AMENDMENT TO OFFICE LEASE made this 17 day of May, 2000, by and between BALDWIN OFFICE ASSOCIATES, L.P., a ______________ limited partnership ("Landlord"), and EXE TECHNOLOGIES, INC., a Delaware corporation ("Tenant").

                                   BACKGROUND

A. Landlord and Tenant (through its predecessor by merger, Neptune Systems, Inc.) are parties to that certain Lease dated April 3, 1995 ("Lease"), pursuant to which Landlord leased to Tenant approximately 5,366 square fee of space on the seventh floor (the "Demised Premises") of the building known as Baldwin Tower located at 1510 Chester Pike, Eddystone, Pennsylvania ("Building").

B. The lease was amended by Lease Amendment dated July 6, 1995 (the "First Amendment"), and the Demised Premises were relocated to 5,366 square feet of space on the sixth floor of the Building.

C. The Lease was further amended by Amendment to Lease dated June 17, 1996 (the "Second Amendment"), which expanded and relocated the Demised Premises to 13,980 square feet on the third floor of the Building, and extended the term through July 31, 2006.

D. The Lease was further amended by Third Amendment to Lease dated June 26, 1996 (the "Third Amendment"), which added 5,366 square feet of space on the sixth floor of the Building (being the Demised Premises under the First Amendment) to the Demised Premises, for a total of 19,346 square feet.

E. The Lease was further amended by Fourth Amendment to Lease dated October 29, 1996 (the "Fourth Amendment"), which revised the construction procedures for improvements to the Demised Premises and the payment for those improvements.

F. The Lease, as amended, was clarified by untitled letter agreement dated November 27, 1996 (the "Clarification Letter").

G.  The Lease was further amended by Relocation Agreement dated March 25,
    1997 (the "Relocation Agreement"), which substituted 3,090 square feet on the third floor of the Building for 5,366 square feet on the sixth floor of the Building, thus reducing the total Demised Premises to 17,070 square feet.

H. The Lease was further amended by Fifth Amendment to Lease Revised dated March 23, 1998 (the "Fifth Amendment"), which added 2,908 square feet on the sixth floor of the Building to the Demised Premises, for a total of 19,978 square feet.

I. The Lease was further amended by Amendment dated April 3, 1999 (the "Sixth Amendment"), which added 120 square feet of storage space in the basement of the Building to the Demised Premises.

J. The Lease, as amended and clarified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Clarification Letter, Relocation Agreement, Fifth Amendment and Sixth Amendment is hereinafter referred to as the Lease.

K. The parties desire to amend the Lease further to add 1,200 square feet in the south wing of the third floor of the Building to the Demised Premises, under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained, Landlord and Tenant, intending to be legally bound hereby, agree as follows:

1. CAPITALIZED TERMS. Except as otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Lease.

2. ADDITIONAL PREMISES. Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant and Tenant accepts from Landlord, certain space in the Building consisting of approximately 1,200 rentable square feet and shown as the cross-hatched area on the plan attached hereto as Exhibit "A" (the "ADDITIONAL PREMISES"). Except as otherwise provided herein, from and after the Additional Premises Commencement Date (as hereinafter defined) all references in the Lease and in this Seventh Amendment to the "Demised Premises" shall be deemed to include the Additional Premises, and Tenant's use and occupancy of the Additional Premises shall be subject to all terms and conditions of the Lease.

3. TERM. The term of the Lease with respect to the Additional Premises shall commence on the date hereof, but no rent shall accrue with respect to the Additional Premises until May 15, 2000 (the "ADDITIONAL PREMISES COMMENCEMENT DATE" or "APCD").

4.  MINIMUM RENT.

Commencing on the Additional Premises Commencement Date, Tenant shall pay (in addition to the Annual Base Rent payable under the Lease with respect to the Existing Premises) Annual Base Rent with respect to the Additional Premises as follows:

PERIOD                    ANNUAL RENT       MONTHLY RENT       $ / R.S.F.
-------------------------------------------------------------------------
APCD to 07/31/06          $19,200.00        $1,600.00          $16.00

5. TENANT'S FRACTION / ESCALATIONS IN TAXES AND OPERATING EXPENSES. Effective as of the Additional Premises Commencement Date, "Tenant's Fraction" shall be revised to be 21,178/166,250 or 12.7%. All terms and provisions of the Lease based on Tenant's Fraction (including, without limitation, payment of Operating Expenses) shall be adjusted effective as of the Additional Premises Commencement Date.

6.  TENANT IMPROVEMENTS.

    (a) Landlord represents and warrants that the Additional Premises, and all routes of ingress and egress therefrom, as configured on the date hereof, comply with all applicable laws, regulations and ordinances, as in effect on the date hereof (including, without limitation, the Pennsylvania Fire and Panic Act, 35 P.S. Section 1221 et seq., and the United States Americans with Disabilities Act). Except as provided in the preceding sentence, Tenant has inspected the Demised Premises, is familiar with the condition thereof, and accepts the Additional Premises in "AS IS" condition, without any representation or warranty by Landlord, express or implied.

    (b) Landlord shall bear the entire expense of causing the Additional Premises, and all routes of ingress and egress therefrom, as configured on the date hereof, to comply with all applicable laws, regulations and ordinances, as in effect on the date hereof, consistent with the representation in subparagraph (a) of this paragraph 6. Except as provided in the preceding sentence, Tenant acknowledges that Landlord shall have no obligation to perform any improvements to the Demised Premises to prepare the Demised Premises for Tenant's occupancy.

    (c) Tenant may perform, and Landlord hereby consents to, the work described on Exhibit "B" attached hereto (the "Tenant Improvements") upon the Additional Premises, and may occupy the Additional Premises by its employees and contractors for such purpose and any other purpose consistent with the Lease, without payment of any rent, from the date hereof through the Additional Premises Commencement Date. Tenant shall not make any other alterations or improvements within the Additional Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

7. BROKERS. Each of Landlord and Tenant represents and warrants that it has not employed any broker or agent as its representative in the negotiation for or the obtaining of this Seventh Amendment, and that no broker or agent is or will be entitled to any commission of finders fee in connection herewith. Each party agrees to indemnify and save the other harmless from and against any claim arising out of a breach of the foregoing representation and warranty.

8. NO FURTHER MODIFICATIONS. Except as expressly modified hereby, the Lease shall remain unmodified and in full force and effect.

                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this amendment as of the date first above written.

                                  LANDLORD:

                                       BALDWIN OFFICE ASSOCIATES, L.P.

                                       By:  BALDWIN OFFICE DEVELOPERS, L.P.

                                       By:  BALDWIN OFFICE, INC.


                                       By:  /s/ illegible signature
                                          -----------------------------------
                                       Name:
                                       Title:

                                  TENANT:

                                       EXE TECHNOLOGIES, INC.


                                       By: /s/  Christopher F. Wright
                                          ---------------------------
                                       Name:   Christopher F. Wright
                                       Title:  SVP, Administration

                                   EXHIBIT "A"

                                     PLAN

                                   EXHIBIT "B"

                               TENANT IMPROVEMENTS


EXE Technologies, Inc. plans to perform the following work:

1)  Demolish existing partition wall and closets along hallway in South Wing
2)  Reconfigure ceiling tiles to be consistent throughout the wing
3) Install new 2' x 4' fluorescent lighting consistent of that currently installed within EXE south wing space
4)  Demolish existing partition walls in rear of South Wing
5)  Patch ceiling and soffit along ductwork where partitions will be removed
6)  Relocate existing electrical outlets
7)  Relocate existing exit EXE door to be located near fresh air intake
8)  Patch and relocate existing common area lighting
9)  Replace carpeting areas designated on floor plan
10) Install network jacks
11) Install 50" Kneewall partition